Net finance costs (Tables)	12 Months Ended
Dec. 31, 2020
Net finance costs
Schedule of net finance costs

	2020	2019
	$	$

CIBC loan (note 9)	472	940
Change in fair value of contingent consideration (note 10)	90	(623)
Change in fair value of derivative financial instrument (note 9)	237	118
Lease liability interest expense (note 11)	71	100
Royalty interest recovery (note 10)	—	(2)
Interest income	(692)	(363)
Foreign exchange loss	2,536	1
	2,714	171